EXHIBIT 99.01

Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

News Release

AllianceBernstein Announces September 30, 2009 Assets Under Management
Third Quarter 2009 Earnings Conference Call to be Held on October 29, 2009 at 5:00 P.M. (EDT)

New York, NY, October 9, 2009 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of September, preliminary assets under management increased by approximately $16 billion, or 3.3%, to $498 billion at September 30, 2009, as positive investment returns were partially offset by modest net outflows, primarily in the Institutional Investments channel.

	ALLIANCEBERNSTEIN L.P.
	(THE OPERATING PARTNERSHIP)
	ASSETS UNDER MANAGEMENT
	($ billions)
	At September 30, 2009				At Aug 31,
	(preliminary)				2009

	Institutional		Private
	Investments	Retail	Client	Total	Total

Equity
Value	$112	$38	$26	$176	$171
Growth	53	23	17	93	90
Total Equity	165	61	43	269	261

Fixed Income	127	38	31	196	189

Other(1)	16	17	-	33	32
Total	$308	$116	$74	$498	$482

	At August 31, 2009

Total	$298	$112	$72	$482

(1) Includes Index, Structured and Asset Allocation services.

THIRD QUARTER 2009 EARNINGS CONFERENCE CALL INFORMATION

AllianceBernstein’s management will review third quarter 2009 financial and operating results on Thursday, October 29, 2009 during a conference call beginning at 5:00 p.m. (EDT), following the release of its financial results after the close of the New York Stock Exchange.  The conference call will be hosted by Peter S. Kraus, Chairman and Chief Executive Officer, David A. Steyn, Chief Operating Officer and Robert H. Joseph, Jr., Chief Financial Officer.

Parties may access the conference call by either webcast or telephone:
1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least 15 minutes prior to the call to download and install any necessary audio software.

2.	To listen by telephone, please dial (866) 556-2265 in the U.S. or (973) 935-8521 outside the U.S., 10 minutes before the 5:00 p.m. (EDT) scheduled start time. The conference ID# is 34279638.

The presentation that will be reviewed during the conference call will be available on AllianceBernstein’s Investor Relations website shortly after the release of third quarter 2009 financial results on October 29, 2009.

A replay of the webcast will be made available beginning at approximately 7:00 p.m. (EDT) on October 29, 2009 and will be available on AllianceBernstein’s website for one week. An audio replay of the conference call will also be available for one week. To access the audio replay, please call (800) 642-1687 from the U.S., or outside the U.S. call (706) 645-9291, and provide conference ID# 34279638.

About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.  AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries.  AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities.  Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

www.alliancebernstein.com

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At September 30, 2009, AllianceBernstein Holding L.P. owned approximately 34.9% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.1% economic interest in AllianceBernstein.

Cautions regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended June 30, 2009. Any or all of the forward-looking statements that we make in this news release, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect our revenues, financial condition, results of operations and business prospects.

www.alliancebernstein.com
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